UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2017

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 4, 2017, Mitel Networks Corporation (the “Company”) announced that Graham Bevington, the Company’s current Executive Vice President and Chief Sales Officer and a named executive officer of the Company, will become the Executive Vice President of Business Development of the Company. Mr. Bevington will assume his new role effective as of April 4, 2017, at which time Todd Abbott will assume the role of Executive Vice President of Global Sales.

Item 7.01. Regulation FD Disclosure.

A copy of our press release dated April 4, 2017, relating to the appointments of Messers. Bevington and Abbott is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release of Mitel Networks Corporation, dated April 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2017

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary